Exhibit 32

CERTIFICATION PURSUANT TO
EXCHANGE ACT RULE 13a-14(b) AND
18 U.S.C. SECTION 1350

In connection with the Annual Report of Emerson Electric Co. (the "Company") on Form 10-K for the period ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, S. L. Karsanbhai, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	S. L. Karsanbhai
S. L. Karsanbhai
Chief Executive Officer
and President
Emerson Electric Co.
November 15, 2021

CERTIFICATION PURSUANT TO
EXCHANGE ACT RULE 13a-14(b) AND
18 U.S.C. SECTION 1350

In connection with the Annual Report of Emerson Electric Co. (the "Company") on Form 10-K for the period ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, F. J. Dellaquila, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	F. J. Dellaquila
F. J. Dellaquila
Senior Executive Vice President and
Chief Financial Officer
Emerson Electric Co.
November 15, 2021